D A T A A S O F S E P T E M B E R 3 0 , 2 0 1 6 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2016 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management / Cost Reduction Initiatives • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $18.7 billion • 3,700+ team members (3,490 FTEs (1)) • Market capitalization: $2.5 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of September 30, 2016.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2016 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2016 per SNL Financial LC. (1) Median HH Income, 2017 – 2022 Projected Population Change and 2017 – 2022 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,914$ 1 27.61% 62,019$ 2.54% 8.21% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,773 15 0.80% 65,864 1.69% 6.82% Allentown-Bethlehem-Easton, PA-NJ 1,420 5 8.63% 63,374 1.37% 7.53% New York-Newark-Jersey City, NY-NJ-PA 1,203 62 0.08% 70,547 2.62% 6.09% Baltimore-Columbia-Towson, MD 896 9 1.28% 73,515 3.12% 5.57% York-Hanover, PA 837 3 12.08% 60,870 1.69% 4.54% Harrisburg-Carlisle, PA 755 5 5.74% 61,322 2.41% 5.44% Lebanon, PA 713 1 33.43% 58,385 2.17% 4.54% Reading, P 588 7 3.92% 58,336 1.02% 4.62% Hagerstown-Martinsburg, MD-WV 471 2 13.73% 59,135 3.21% 4.81% Top 10 Fulton Financial Corporation MSAs (1) 12,571$ 64,050$ 2.14% 6.52% Total Franchise (1) 14,435$ 63,770$ 2.20% 6.44% Nationwide 57,462$ 3.77% 7.27% 2017-2022 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 37 37 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 3 24 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Roda Senior EVP/ Community Banking 38 38 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ COO 4 39 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 26 26 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 20 30 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 24 24 Various roles since joining in 1992 Betsy Chivinski (1) Senior EVP/CRO 22 34 Various roles since joining in 1994 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

THIRD QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.24 in 3Q16, 4.3% increase from 2Q16 and 20.0% increase from 3Q15 Pre-Provision Net Revenue(1): $58.9 million, 10.4% increase from 2Q16 and 19.0% increase from 3Q15 Linked Quarter Loan and Core Deposit Growth: 1.8% increase in average loans, while average core deposits increased 3.4% Net Interest Income & Margin: Net interest income increased 1.3%, reflecting the impact of loan growth and an additional day in the quarter, partially offset by the impact of a 6 basis point decrease in net interest margin Non-Interest Income(2) & Non-Interest Expense: 4.5% increase in non-interest income and a 1.5% decrease in non-interest expense Asset Quality: $1.6 million increase in provision for credit losses attributed to continued loan growth Year-over-Year Loan and Core Deposit Growth: 6.3% increase in average loans and 8.9% increase in average core deposits Net Interest Income & Margin: 3.9% increase in net interest income, reflecting the impact of loan growth, partially offset by the impact of a 4 basis point decrease in net interest margin Non-Interest Income(2) & Non-Interest Expense: 11.9% increase in non-interest income and, excluding the loss on redemption of trust preferred securities in 3Q15, 0.5% increase in non-interest expense Asset Quality: $3.1 million increase in provision for credit losses. Overall credit metrics stable to improving 7 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding securities gains.

INCOME STATEMENT SUMMARY

FULTON FINANCIAL CORPORATION

	3Q16	Change from 2Q16	Change from 3Q15
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 130,565	$ 1,649	$ 4,871
Provision for Credit Losses	4,141	1,630	3,141
Non-Interest Income	48,147	2,086	5,103
Securities Gains	2	(74)	(1,728)
Non-Interest Expense	119,848	(1,789)	585
Loss on redemption of TruPS	-	-	(5,626)
Income before Income Taxes	54,725	3,820	10,146
Income Taxes	13,257	2,102	2,929
Net Income	$ 41,468	$ 1,718	$ 7,217
Earnings Per Share (Diluted)	$ 0.24	$ 0.01	$ 0.04
ROA (1)	0.89%	0.01%	0.11%
ROE (tangible) (2)	10.38%	0.12%	1.27%
Efficiency ratio (2)	65.2%	(2.4%)	(3.7%)

- **Net Income of $41.5 million; a 4.3% increase from 2Q16 and a 21.1% increase from 3Q15. Earnings per share increased 4.3% from 2Q16 and 20.0% from 3Q15.**
- Net Interest Income
  - *From 2Q16*: Increase of 1.3%, reflecting the impact of loan growth and an additional day in the quarter, partially offset by the impact of a 6 basis point decrease in net interest margin (NIM)
  - *From 3Q15*: Increase of 3.9% primarily driven by loan growth and lower cost of funds
- Loan Loss Provision

  $4.1 million provision in 3Q16, primarily driven by loan growth
- Non-Interest Income
  - *From 2Q16*: Increase of 4.5% driven primarily by increases in commercial loan interest rate swap fees and mortgage banking income
  - *From 3Q15*: Increase of 11.9% due to increased commercial loan interest rate swap fees, mortgage banking income, and SBA loan sale gains
- Non-Interest Expenses
  - *From 2Q16*: Decrease of 1.5% due to decreases in FDIC insurance expense, data processing, professional fees and operating risk loss, partially offset by increases in salaries and employee benefits, other real estate owned and repossession expense and other outside services
  - *From 3Q15*: Relatively flat with increases in salaries and employee benefits and occupancy expense, offset by decreases in other outside services, FDIC insurance expense, and operating risk loss

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets.

(2) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $125.7 $127.8 $129.1 $128.9 $130.6 3.18% 3.19% 3.23% 3.20% 3.14% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $2.9 $2.8 $2.8 $3.0 $13.4 $13.7 $13.9 $14.0 $14.2 3.68% 3.67% 3.72% 3.69% 3.63% 0.00% 2.00% 4.00% $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Securities & Other Loans Earning Asset Yield (FTE) $13.9 $14.2 $14.2 $14.4 $14.7 $1.3 $1.2 $1.4 $1.4 $1.4 0.72% .69% 0.70% 0.70% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $3.0 $6.0 $9.0 $12.0 $15. Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 9

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2011 to 2015, and nine months ended September 30, 2016. (1) Presented on a fully-taxable equivalent basis. $4.6 $4.9 $5.1 $5.2 $5.6 $3.6 $3.7 $3.7 $3.9 $4.1 $1.6 $1.7 $1.7 $1.7 $1.7 $1.2 $1.3 $1.4 $1.4 $1.4 $0.6 $0.6 $0.6 $0.7 $0.8 $0.4 $0.4 $0.4 $0.4 $0.4 4.81% 4.39% 4.21% 4.04% 3.97% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2012 2013 2014 2015 Sep 2016 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $12.9 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans are up 6.0% during the first nine months of 2016 compared to the same period in 2015. $12.0 $12.6 $13.3 $14.0

DEPOSIT PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. Average demand and savings are up 9.7% compared to the nine months ended September 30, 2015; while total average deposits are up 6.2%. 20% 28% 24% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Nine Months Ended September 30, 2016 22% 28% 24% 17% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Nine Months Ended September 30, 2015

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 84.5 million 15.4% +200 bps $ 56.8 million 10.3% +100 bps $ 26.3 million 4.8% - 100 bps $ (18.5) million -3.4% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT SEPTEMBER 30, 2016 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 116.81% 118.37% 121.05% 129.26% 119.59% 1.25% 1.24% 1.20% 1.17% 1.15% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $1.1 $ .7 $6.9 $3.5 $4.1 0.03% 0.02% 0.20% 0.10 0.11% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $2.0 $4.0 $6.0 $8.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 3 NCOs NCOs/Average Loans $1.0 $2.8 $1.5 $2.5 $4.1 $- $1.0 $2.0 $3.0 $4.0 $5.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 $145.0 $144.8 $137.2 $127.7 $138.1 1.07 .05% 0.99% 0.90% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 NPL NPLs/Loans

NON-INTEREST INCOME ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $43.0 $45.1 $42.2 $46.1 $48.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Mortgage Banking Income & Spreads Other Non-Interest Income 1.17% 1.60% 1.28% 1.71% 1.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016(2) Q3 2016(2) Gains on Sales Servicing Income Spread on Sales (1) $3.9 $4.3 $4.0 $3.9 $4.5 $- $5.0 $10.0 $15.0 $20.0 $25. $30.0 $35.0 $40.0 $45.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Invt Mgmt & Trust Srvs De posit Srv Chgs Oth Srv Chgs Other $39.2 $40.7 $38.2 $42.2 $43.6 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 and $1.3 million Mortgage Servicing Right (MSR) impairment charges in Q2 2016 and Q3 2016, respectively. 14 Includes $1.7 MSR impairment charge Includes $1.3 MSR impairment charge

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $119.3 $118.4 $120.4 $121.6 $119.8 68.8% 66.6% 68.3% 67.6% 65.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,440 3,490 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Total Salaries Empl oyee Benefits Average Full-time Equivalent E mploye es $65.3 $65.5 $69.4 $70.0 $70.7 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $60.0 $70.0 3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Occp & Equip Data Processing & Softwa re Outsi de Srvs Other $54.0 $52.9 $51.0 $51.6 $49.1 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 15

$1.8 $2.1 $3.2 $4.3 $3.3 $1.0 $1.2 $1.1 $4.6 $1.4 $8.6 $5.9 $3.1 $1.1 $1.0 $1.0 13 26 30 45 47 56 $- $3.0 $6.0 $9.0 $12.0 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 YTD 9/2016 Q1 2016 Q2 2016 Q3 2016 Salaries & Benefits Expense Outside Consulting Services and Temporary Staffing (1) Staffing $0.8 $0.1 COMPLIANCE & RISK MANAGEMENT (1) Represents third-party consulting, legal and staffing services directly related to BSA/AML compliance program. To tal Exp e n se s, in m illio n s • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • BSA/AML enforcement actions at the Corporation and banking subsidiaries • Significant investments in personnel, outside services and systems BSA/AML Compliance Program Expenses and Staffing To tal N u m b e r o f Em p lo ye e s at Pe ri o d E n d 16

PROFITABILITY & CAPITAL 17 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 9.11% 10.16% 10.07% 10.26% 10.38% 0.00% 4.00% 8.00% 12.00% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 0.78% 0.86% 0.86% 0.88% 0.89% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.6 8.7% 8.8% 8.8% 8.8% 0.0% 4. 8. 12.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 $0.20 $0.22 $0.22 $0.23 $0.24 $- $0.05 $0.10 $0.15 $0.20 $0.25 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016

STOCK REPURCHASE PROGRAMS June 2012 to October 2016 Repurchase Programs (1) Shares Repurchased 31.88 million % of Outstanding Shares 15.9% (2) Amount Repurchased $375.1 million Average Purchase Price $11.77 demand and savings (1) Share repurchases completed from June 2012 through October 2016. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. (3) Up to an additional $31.4 million of common stock may be repurchased under the current program. In October 2015, the Board of Directors approved a new repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016. The following is a summary of purchases under this program: # Shares Total Cost Per Share Q1 2016 917,000 $11.2 million $12.21 Q2 2016 393,000 $ 5.1 million $12.87 Q3 2016 176,000 $ 2.3 million $13.00 Total 1,486,000 $18.6 million(3) $12.48 18

AVERAGE ASSETS AND ROA, BY BANK Nine Months Ended Sep 30, 2016 Average Assets ($ Millions) 2016 2015 Fulton Bank, N.A. $10,104 1.08% 1.03% The Columbia Bank 2,164 0.95% 0.88% Lafayette Ambassador Bank 1,531 0.93% 0.98% Fulton Bank of New Jersey 3,746 0.68% 0.77% FNB Bank, N.A. 355 0.59% 0.62% Swineford National Bank 308 0.50% 1.05% Fulton Financial Corporation $18,240 0.87% 0.86% Nine Months Ended Sep 30, Return on Average Assets (1) (1) Net Income divided by average assets, annualized. 19

2016 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense (Excluding Loss on Redemption of TruPS): Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders • Net Interest Margin: Absent any further rate increases, expect low-single digit quarterly compression 20

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 22 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield Q2 2016 Q3 2015 Q2 2016 Q3 2015 Comm'l Mort 5,670$ 3.99% 112$ 428$ (0.01%) (0.10%) Commercial 4,066 3.76% (15) 179 (0.05%) (0.02%) Home Equity 1,641 4.08% (15) (52) (0.02%) 0.00% Resid Mort 1,503 3.76% 103 122 (0.02%) (0.02%) Construction 838 3.76% 17 84 (0.05%) (0.12%) Cons./Other 494 5.06% 44 81 (0.66%) (1.09%) Total Loans 14,212$ 3.93% 246$ 842$ (0.05%) (0.09%) (dollars in millions) Balance FromQ3 2016 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 23 Balance Rate Q2 2016 Q3 2015 Q2 2016 Q3 2015 Nonint DDA 4,228$ - % 150$ 324$ - % - % Int DDA 3,602 0.19% 148 285 0.01% 0.06% Savings/MMDA 4,079 0.20% 89 365 0.01% 0.05% CD's 2,814 1.07% (30) (150) 0.01% 0.04% Total Deposits 14,723 0.31% 357 824 0.01% 0.02% Cash Mgt 258 0.09% (1) 29 0.00% 0.02% Total Customer Funding 14,981$ 0.30% 356$ 853$ 0.00% 0.01% (dollars in millions) Balance FromQ3 2016 Change In Rate From Note: Average customer funding is for the three months ended June 30, 2016..

ENDING LOAN DISTRIBUTION BY STATE

SEPTEMBER 30, 2016

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,943,850	$ 2,971,832	$ 494,938	$ 667,946	$ 1,308,533	$ 8,387,099
New Jersey	532,287	1,447,194	173,316	237,093	377,728	2,767,618
Maryland	329,170	628,866	86,581	267,073	291,154	1,602,844
Virginia	108,572	501,173	58,323	294,529	63,460	1,026,057
Delaware	110,240	269,850	48,476	76,055	102,999	607,620
	$ 4,024,119	$ 5,818,915	$ 861,634	$ 1,542,696	$ 2,143,874	$ 14,391,238

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NON-PERFORMING LOANS(1) SEPTEMBER 30, 2016 25 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 28,460$ 13,421$ 5,428$ 9,122$ 7,907$ 64,338$ 8,387,099$ 0.77% New Jersey 5,927 14,483 1,071 6,750 5,463 33,694 2,767,618 1.22% Maryland 4,373 3,289 444 1,964 1,901 11,971 1,602,844 0.75% Virginia 3,982 1,031 17 4,738 636 10,404 1,026,057 1.01% Delaware 4,586 7,408 4,263 878 570 17,705 607,620 2.91% 47,328$ 39,632$ 11,223$ 23,452$ 16,477$ 138,112$ 14,391,238$ 0.96% Ending Loans 4,024,119$ 5,818,915$ 861,634$ 1,542,696$ 2,143,874$ 14,391,238$ Non-performing Loan % (9/30/16) 1.18% 0.68% 1.30% 1.52% 0.77% 0.96% Non-performing Loan % (12/31/15) 1.08% 0.75% 1.56% 2.07% 0.88% 1.05% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED SEPTEMBER 30, 2016 26 Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 72$ 916$ (243)$ 419$ 782$ 1,946$ 8,308,409$ 0.09% New Jersey 174 147 (217) 104 528 736 2,770,186 0.11% Maryland 1,362 (1) (111) 86 273 1,609 1,527,295 0.42% Virginia (1) - (177) (24) 1 (201) 1,003,464 -0.08% Delaware (2) (8) - (11) 11 (10) 602,896 -0.01% 1,605$ 1,054$ (748)$ 574$ 1,595$ 4,080$ 14,212,250$ 0.11% Average Loans 4,066,275$ 5,670,888$ 837,920$ 1,503,209$ 2,133,958$ 14,212,250$ Net Charge-offs (Recoveries) to Average Loans 0.16% 0.07% (0.36%) 0.15% 0.30% 0.11% (dollars in thousands)

INVESTMENT PORTFOLIO SEPTEMBER 30, 2016 27 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Collateralized mortgage obligations 2.9 651$ 1$ 652$ Mortgage-backed securities 3.9 1,201 25 1,226 State and municipal securities 8.7 395 7 402 Auction rate securities 0.8 107 (9) 98 Corporate debt securities 9.1 110 (2) 108 U.S. Government sponsored agency securities 4.5 - - - Bank stocks N/A 13 8 21 Other equity securities N/A 1 - 1 Total Investments 4.5 2,478$ 30$ 2,508$

A SUSTAINABLE PAYOUT $0.20 $0.30 $0.32 $0.34 $0.38 $0.29 2.04% 3.12% 2.44% 2.75% 2.92% 2.67% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 2011 2012 2013 2014 2015 YTD 9/2016 Cash Dividend Yield 28 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to annualized September 30 , 2016. Cash Dividend Per Common Share & Yield CAGR (2) = 14.1% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 29 Q3 2016 Q2 2016 Q3 2015 Q2 2016 Q3 2015 Invt Mgt & Trust 11,425$ 11,247$ 11,237$ 178$ 188$ Overdraft & NSF Fees 5,770 5,384 5,652 386 118 Mortgage Banking Income 4,529 3,897 3,864 632 665 Commercial Swap Fees 4,359 2,751 1,251 1,608 3,108 Merchant Fees 4,220 4,252 4,001 (32) 219 Service Charges 3,703 3,932 3,912 (229) (209) Cash Mgt Fees 3,605 3,580 3,418 25 187 Debit Card Fees 2,718 2,719 2,572 (1) 146 Credit Card Fees 2,668 2,596 2,548 72 120 Letters of Credit 1,078 1,162 1,143 (84) (65) Other Income 4,072 4,541 3,446 (469) 626 Total Non-Interest Income 48,147$ 46,061$ 43,044$ 2,086$ 5,103$ (in thousands) Change From

NON-INTEREST EXPENSE 30 Q3 2016 Q2 2016 Q3 2015 Q2 2016 Q3 2015 Salaries & Benefits 70,696$ 70,029$ 65,308$ 667$ 5,388$ Occupancy & Equipment 14,919 14,683 14,305 236 614 Data Proc. & Software 8,727 9,429 9,089 (702) (362) Outside Services 5,783 5,508 7,373 275 (1,590) Supplies & Postage 2,559 2,706 2,708 (147) (149) Professional fees 2,535 3,353 2,828 (818) (293) FDIC Insurance 1,791 2,960 2,867 (1,169) (1,076) Marketing 1,774 1,916 2,102 (142) (328) Telecommunications 1,411 1,459 1,587 (48) (176) OREO & Repo Expenses, net 742 365 1,016 377 (274) Operating Risk Loss 556 986 1,136 (430) (580) Loss on redemption of TRUPS - - 5,626 - (5,626) Other Expenses 8,355 8,243 8,944 112 (589) Total Non-Interest Expenses 119,848$ 121,637$ 124,889$ (1,789)$ (5,041)$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016	Sep 30 2016
Efficiency ratio			*(dollars in thousands)*		
Non-interest expense	$ 124,889	$ 118,439	$ 120,413	$ 121,637	$ 119,848
Less: Intangible amortization	(5)	(6)	-	-	-
Less: Loss on redemption of TruPS	(5,626)	-	-	-	-
Numerator	$ 119,258	$ 118,433	$ 120,413	$ 121,637	$ 119,848
Net interest income (fully taxable equivalent)	$ 130,250	$ 132,683	$ 134,026	$ 133,890	$ 135,784
Plus: Total Non-interest income	44,774	45,839	43,137	46,137	48,149
Less: Investment securities gains	(1,730)	(776)	(947)	(76)	(2)
Denominator	$ 173,294	$ 177,746	$ 176,216	$ 179,951	$ 183,931
Efficiency ratio	68.8%	66.6%	68.3%	67.6%	65.2%

	Three Months Ended				
	Sep 30 2015	Dec 31 2015	Mar 31 2016	Jun 30 2016	Sep 30 2016
			(dollars in thousands)		
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 34,251	$ 38,535	$ 38,257	$ 39,750	$ 41,468
Plus: Intangible amortization, net of tax	3	4	-	-	-
Numerator	$ 34,254	$ 38,539	$ 38,257	$ 39,750	$ 41,468
Average shareholders' equity	$ 2,022,829	$ 2,036,769	$ 2,058,799	$ 2,089,915	$ 2,120,596
Less: Average goodwill and intangible assets	(531,564)	(531,559)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,491,265	$ 1,505,210	$ 1,527,243	$ 1,558,359	$ 1,589,040
Return on average common shareholders' equity (tangible), annualized	9.11%	10.16%	10.07%	10.26%	10.38%

31

NON-GAAP RECONCILIATION (CON’T) 32 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2015 2015 2016 2016 2016 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,025,904$ 2,041,894$ 2,073,309$ 2,106,997$ 2,129,436$ Less: Intangible assets (531,562) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,494,342$ 1,510,338$ 1,541,753$ 1,575,441$ 1,597,880$ Total assets 17,838,059$ 17,914,718$ 18,122,254$ 18,480,035$ 18,701,062$ Less: Intangible assets (531,562) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 17,306,497$ 17,383,162$ 17,590,698$ 17,948,479$ 18,169,506$ Tangible Common Equity to Tangible Assets 8.6% 8.7% 8.8% 8.8% 8.8% Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2015 2015 2016 2016 2016 Pre-Provision Net Revenue Net interest income 125,694$ 127,799$ 129,054$ 128,916$ 130,565$ Non-interest income 44,774 45,839 43,137 46,137 48,149 Less: Investment securities gains (1,730) (776) (947) (76) (2) Total Revenue 168,738 172,862 171,244 174,977 178,712 on-interest expense 124,889 118,439 120,413 121,637 119,848 Less: Loss on redemption of TruPS (5,626) - - - - Total Non-interest expense, as adjusted 119,263 118,439 120,413 121,637 119,848 Pre-Provision Net Revenue 49,475$ 54,423$ 50,831$ 53,340$ 58,864$ Three Months Ended (dollars in thousands) (in thousands)

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